Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Impel Pharmaceuticals Inc. (the “Company”) on Form 10-K for the period ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rajiv Amin, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and results of operations of the Company for the period covered by the Report.

Date: March 27, 2023

By: /s/ Rajiv Amin__________

Rajiv Amin

Vice President, Corporate Controller and Interim Chief Financial Officer

(Principal Accounting and Financial Officer)